Exhibit 99.1

Phillips 66 Provides Guidance on First-Quarter 2026 Financial Information

Phillips 66 is providing guidance for the investor community about certain items impacting first-quarter 2026 results. The following guidance is being provided for perspective only. The company has not completed its financial closing procedures for the first quarter and actual results could vary from these preliminary estimates. Please see the information set forth under “Cautionary Statement for the Purposes of the ‘Safe Harbor’ Provisions of the Private Securities Litigation Reform Act of 1995” for additional information about the Guidance on First-Quarter 2026 Financial Information.

Mark-to-Market Impacts

As disclosed in the company’s U.S. Securities and Exchange Commission filings, the company routinely carries a net short position in crude oil, refined petroleum products, natural gas liquids and renewables feedstocks-related derivative contracts. The company's practice is to utilize these short derivative positions as economic hedges to manage price risk for certain of its physical positions associated with its assets.

As a result of the sharp increase in commodity prices, the company’s first quarter financial results were impacted by approximately $900 million in pre-tax mark-to-market losses. However, the associated increase in current market value of the underlying physical inventory is not reflected in book value.

The net short position in crude and products related derivative contracts was approximately 50 million barrels as of March 31, 2026.

Mark-to-Market Pre-Tax Losses by Segment
	Quarter Ended March 31, 2026
	Millions of Dollars
	Estimated Range
	Low	High
Refining	$(350)	(450)
Marketing and Specialties	(300)	(400)
Renewable Fuels	(100)	(200)

Other Considerations

•Refining segment results had unfavorable impacts of approximately $300 million pre-tax from the standard two-week lag in Gulf Coast clean products pricing

•Midstream segment results were negatively impacted by producer downtime associated with Winter Storm Fern, as well as accelerated depreciation associated with a Permian Basin gas plant

•Chemicals segment Global O&P utilization was impacted by reduced operations at CPChem’s Middle East joint ventures

•Marketing & Specialties segment margins were adversely impacted by sharply rising spot prices

Preliminary First-Quarter 2026 Financial Information
The following table reflects a range for the company’s estimates of first-quarter 2026 results.

Income/(Loss) before Income Taxes
	Quarter Ended March 31, 2026
	Millions of Dollars
	Estimated Range
	Low	High
Midstream	$550	600
Chemicals	80	130
Refining	(400)	(200)
Marketing and Specialties	(170)	(20)
Renewable Fuels	(150)	(50)
Corporate and Other	(470)	(450)

Special Item Adjustments
	Quarter Ended March 31, 2026
	Millions of Dollars
	Estimated Range
	Low	High
Chemicals	$(30)	(30)
Marketing and Specialties	20	20

Adjusted Income/(Loss) before Income Taxes
	Quarter Ended March 31, 2026
	Millions of Dollars
	Estimated Range
	Low	High
Midstream	$550	600
Chemicals	50	100
Refining	(400)	(200)
Marketing and Specialties	(150)	0
Renewable Fuels	(150)	(50)
Corporate and Other	(470)	(450)

The following table represents the company’s updated guidance on key operating metrics.

First-Quarter 2026 Outlook (in millions of dollars, unless otherwise indicated)
	Prior[1]	Current
Global Olefins & Polyolefins utilization	Mid-90%	Low-90%
Refining crude utilization	Low-90%	Mid-90%
Refining turnaround expense	$170 - $190	unchanged
1 Represents prior guidance published in the 4th Quarter 2025 Earnings Presentation.

Liquidity

The sharp increase in commodity prices during the first quarter resulted in a net outflow of approximately $3 billion of cash collateral on derivative positions. To manage these impacts, the company drew on its committed and uncommitted lines of credit, issued and fully drew a new $2.25 billion 364-day term loan, and upsized its accounts receivables securitization facility from $1.25 billion to $1.75 billion. The company is well-positioned to manage further commodity price volatility through ample liquidity and cash generated from operations.

As of March 31, 2026, the company had approximately $6 billion of liquidity, reflecting $5 billion of cash and cash equivalents and total committed capacity available under credit facilities of $1 billion. Total debt was approximately $27 billion and net debt was $22 billion at March 31, 2026. The company remains committed to a total debt target of $17 billion by end of 2027.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The updates to the preliminary first-quarter 2026 financial information included in this document are forward-looking statements. These forward-looking statements are based on management’s expectations, estimates and beliefs as of the date of this document, but are not guarantees of future performance or of actual first-quarter 2026 results. Words such as, “anticipated,” “estimated,” “expected,” “target,” “will,” “believe,” and “continue” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not unduly rely on the forward-looking statements as they involve certain risks, uncertainties and assumptions. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual first-quarter 2026 results to differ materially from those described in the forward-looking statements include the fact that Phillips 66 has not yet completed its quarterly financial statement close process, and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the U.S. Securities and Exchange Commission. Additional developments and adjustments may arise between the date of this document and the time the financial information for the first-quarter 2026 period is finalized, which may cause the actual, final information to vary from the forecasted estimates contained in this document.

Use of Non-GAAP Financial Information–This document includes terms such as “net debt” and “adjusted income (loss) before income taxes.” These are non-GAAP financial measures that are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. Where applicable, these measures exclude items that do not reflect the core operating results of our businesses in the current period or other adjustments to reflect how management analyzes results. Net debt is defined as total outstanding debt minus cash and cash equivalents. The most directly comparable GAAP measure is total debt. Management uses net debt to assess capital structure and leverage by reflecting the extent to which borrowings are offset by available cash. Adjusted income (loss) before income taxes is defined as income (loss) before income taxes, adjusted for special items. The most directly comparable GAAP measure is income (loss) before income taxes. Management uses this measure to evaluate the company’s core operating performance across periods by excluding items that are not considered representative of the company’s ongoing operations.

The term “results” refers to income (loss) before income taxes.

These measures are based on preliminary financial information, as the Company has not yet completed its quarterly financial reporting process. Outlooks, estimates, and other statements of future financial impacts of certain factors as provided in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results could vary significantly from our estimates as there could be factors relevant to the first-quarter of 2026 results that are not currently known or fully understood. All forward-looking statements and the assumptions in this document speak only as of the date hereof.